Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$12,453	11,963	4.1%	4.1	—

Europe	5,524	5,587	(1.1)	14.5	(15.6)
Western Hemisphere excluding U.S.	1,562	1,500	4.1	9.1	(5.0)
Asia-Pacific, Africa	4,252	4,288	(0.9)	10.5	(11.4)
International	11,338	11,375	(0.3)	12.3	(12.6)

Worldwide	$23,791	23,338	1.9%	8.1	(6.2)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$36,064	34,993	3.1%	3.1	—

Europe	17,633	16,669	5.8	18.2	(12.4)
Western Hemisphere excluding U.S.	4,580	4,291	6.7	9.6	(2.9)
Asia-Pacific, Africa	12,960	13,018	(0.4)	7.2	(7.6)
International	35,173	33,978	3.5	12.9	(9.4)

Worldwide	$71,237	68,971	3.3%	7.9	(4.6)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$1,659	1,625	2.1%	2.1	—
International	2,136	2,187	(2.3)	6.7	(9.0)
	3,795	3,812	(0.4)	4.7	(5.1)

Pharmaceutical (1)
U.S.	7,438	7,221	3.0	3.0	—
International	5,776	5,661	2.0	16.7	(14.7)
	13,214	12,882	2.6	9.0	(6.4)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	7,438	6,951	7.0	7.0	—
International	5,287	5,429	(2.6)	11.3	(13.9)
	12,725	12,380	2.8	8.9	(6.1)

MedTech (2)
U.S.	3,356	3,117	7.7	7.7	—
International	3,426	3,527	(2.9)	8.5	(11.4)
	6,782	6,644	2.1	8.1	(6.0)

U.S.	12,453	11,963	4.1	4.1	—
International	11,338	11,375	(0.3)	12.3	(12.6)
Worldwide	23,791	23,338	1.9	8.1	(6.2)

U.S.	12,453	11,693	6.5	6.5	—
International	10,849	11,143	(2.6)	9.5	(12.1)
Worldwide excluding COVID-19 Vaccine (3)	$23,302	22,836	2.0%	8.0	(6.0)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health (1)
U.S.	$4,903	4,987	(1.7)%	(1.7)	—
International	6,283	6,320	(0.6)	6.0	(6.6)
	11,186	11,307	(1.1)	2.6	(3.7)

Pharmaceutical (1)
U.S.	21,229	20,536	3.4	3.4	—
International	18,171	16,927	7.3	18.5	(11.2)
	39,400	37,463	5.2	10.2	(5.0)

Pharmaceutical excluding COVID-19 Vaccine (1,3)
U.S.	21,109	20,115	4.9	4.9	—
International	16,801	16,582	1.3	11.7	(10.4)
	37,910	36,697	3.3	8.0	(4.7)

MedTech (2)
U.S.	9,932	9,470	4.9	4.9	—
International	10,719	10,731	(0.1)	8.2	(8.3)
	20,651	20,201	2.2	6.6	(4.4)

U.S.	36,064	34,993	3.1	3.1	—
International	35,173	33,978	3.5	12.9	(9.4)
Worldwide	71,237	68,971	3.3	7.9	(4.6)

U.S.	35,944	34,572	4.0	4.0	—
International	33,803	33,633	0.5	9.5	(9.0)
Worldwide excluding COVID-19 Vaccine (3)	$69,747	68,205	2.3%	6.7	(4.4)

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.
(1) Certain international OTC products, primarily in China, were reclassified from the Pharmaceutical segment to the Consumer Health segment based on operational changes.
(2) Previously referred to as Medical Devices.
(3) Refer to supplemental sales reconciliation schedule

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$23,791	100.0	$23,338	100.0	1.9
Cost of products sold	7,807	32.8	7,250	31.1	7.7
Gross Profit	15,984	67.2	16,088	68.9	(0.6)
Selling, marketing and administrative expenses	6,089	25.6	6,000	25.7	1.5
Research and development expense	3,597	15.1	3,422	14.7	5.1
In-process research and development	—	—	900	3.9
Interest (income) expense, net	(99)	(0.4)	7	0.0
Other (income) expense, net	493	2.1	1,850	7.9
Restructuring	82	0.3	60	0.2
Earnings before provision for taxes on income	5,822	24.5	3,849	16.5	51.3
Provision for taxes on income	1,364	5.8	182	0.8	649.5
Net earnings	$4,458	18.7	$3,667	15.7	21.6

Net earnings per share (Diluted)	$1.68		$1.37		22.6

Average shares outstanding (Diluted)	2,661.3		2,674.9

Effective tax rate	23.4%		4.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,073	33.9	$8,058	34.5	0.2
Net earnings	$6,779	28.5	$6,968	29.9	(2.7)
Net earnings per share (Diluted)	$2.55		$2.60		(1.9)
Effective tax rate	16.0%		13.5%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2022		2021		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$71,237	100.0	$68,971	100.0	3.3
Cost of products sold	23,324	32.7	21,900	31.8	6.5
Gross Profit	47,913	67.3	47,071	68.2	1.8
Selling, marketing and administrative expenses	18,253	25.7	17,505	25.4	4.3
Research and development expense	10,762	15.1	9,994	14.5	7.7
In-process research and development	610	0.9	900	1.3
Interest (income) expense, net	(137)	(0.2)	83	0.1
Other (income) expense, net	664	0.9	480	0.7
Restructuring	237	0.3	169	0.2
Earnings before provision for taxes on income	17,524	24.6	17,940	26.0	(2.3)
Provision for taxes on income	3,103	4.4	1,798	2.6	72.6
Net earnings	$14,421	20.2	$16,142	23.4	(10.7)

Net earnings per share (Diluted)	$5.41		$6.04		(10.4)

Average shares outstanding (Diluted)	2,667.5		2,674.6

Effective tax rate	17.7%		10.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$24,462	34.3	$24,125	35.0	1.4
Net earnings	$20,820	29.2	$20,517	29.7	1.5
Net earnings per share (Diluted)	$7.81		$7.67		1.8
Effective tax rate	14.9%		15.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Third Quarter
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$4,458	$3,667

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,041	1,159
	Litigation related	219	2,077
	IPR&D	-	900
	Restructuring related	123	121
	Acquisition, integration and divestiture related	-	20
	(Gains)/losses on securities	164	(127)
	Medical Device Regulation [1]	78	59
	COVID-19 Vaccine related costs [2]	377	-
	Consumer Health separation costs	249	-
	Other	-	-

	Tax Adjustments
	Tax impact on special item adjustments [3]	(379)	(849)
	Consumer Health separation tax related costs	361	-
	Tax legislation and other tax related	88	(59)
	Adjusted Net Earnings, after tax	$6,779	$6,968
	Average shares outstanding (Diluted)	2,661.3	2,674.9
	Adjusted net earnings per share (Diluted)	$2.55	$2.60
	Operational adjusted net earnings per share (Diluted)	$2.75

	Notes:
[1]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[2]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all customer contractual requirements.
[3]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		Nine Months Ended
	(Dollars in Millions Except Per Share Data)	2022	2021
	Net Earnings, after tax- as reported	$14,421	$16,142

	Pre-tax Adjustments
	Intangible Asset Amortization expense	3,244	3,576
	Litigation related	604	2,054
	IPR&D	610	900
	Restructuring related	323	333
	Acquisition, integration and divestiture related [1]	-	(504)
	(Gains)/losses on securities	684	(335)
	Medical Device Regulation [2]	208	161
	COVID-19 Vaccine related costs [3]	653	-
	Consumer Health separation costs	619	-
	Other	(7)	-

	Tax Adjustments
	Tax impact on special item adjustments [4]	(1,085)	(1,097)
	Consumer Health separation tax related costs	459	-
	Tax legislation and other tax related	87	(713)
	Adjusted Net Earnings, after tax	$20,820	$20,517
	Average shares outstanding (Diluted)	2,667.5	2,674.6
	Adjusted net earnings per share (Diluted)	$7.81	$7.67
	Operational adjusted net earnings per share (Diluted)	$8.25

	Notes:
[1]	Acquisition, integration and divestiture related for the nine months of 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S.
[2]	European Medical Device Regulation (MDR) costs represent one-time compliance costs for the Company’s previously registered products. MDR is a replacement of the existing European Medical Devices Directive regulatory framework, and manufacturers of currently marketed medical devices were required to comply with EU MDR beginning in May 2021. The Company considers the adoption of EU MDR to be a significant one-time regulatory change and is not indicative of on-going operations. The Company has excluded only external third-party regulatory and consulting costs from its MedTech operating segments' measures of profit and loss used for making operating decisions and assessing performance which is expected to be completed during 2024.
[3]	COVID-19 Vaccine related costs include remaining commitments and obligations, including external manufacturing network exit costs and required clinical trial expenses, associated with the Company's modification of its COVID-19 vaccine research program and manufacturing capacity to levels that meet all customer contractual requirements.
[4]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
THIRD QUARTER 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(0.4)%	2.6%	2.1%	1.9%
U.S.	2.1%	3.0%	7.7%	4.1%
International	(2.3)%	2.0%	(2.9)%	(0.3)%

WW Currency	(5.1)	(6.4)	(6.0)	(6.2)
U.S.	—	—	—	—
International	(9.0)	(14.7)	(11.4)	(12.6)

WW Operational	4.7%	9.0%	8.1%	8.1%
U.S.	2.1%	3.0%	7.7%	4.1%
International	6.7%	16.7%	8.5%	12.3%

All Other Acquisitions and Divestitures	0.1	0.2	0.0	0.1
U.S.	0.2	0.2	(0.2)	0.1
International	0.0	0.1	0.2	0.1

WW Adjusted Operational	4.8%	9.2%	8.1%	8.2%
U.S.	2.3%	3.2%	7.5%	4.2%
International	6.7%	16.8%	8.7%	12.4%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
NINE MONTHS 2022 ACTUAL vs. 2021 ACTUAL

Segments
	Consumer Health	Pharmaceutical	MedTech	Total
WW As Reported	(1.1)%	5.2%	2.2%	3.3%
U.S.	(1.7)%	3.4%	4.9%	3.1%
International	(0.6)%	7.3%	(0.1)%	3.5%

WW Currency	(3.7)	(5.0)	(4.4)	(4.6)
U.S.	—	—	—	—
International	(6.6)	(11.2)	(8.3)	(9.4)

WW Operational	2.6%	10.2%	6.6%	7.9%
U.S.	(1.7)%	3.4%	4.9%	3.1%
International	6.0%	18.5%	8.2%	12.9%

All Other Acquisitions and Divestitures	0.5	0.1	0.1	0.2
U.S.	0.2	0.1	(0.2)	0.1
International	0.7	0.1	0.2	0.2

WW Adjusted Operational	3.1%	10.3%	6.7%	8.1%
U.S.	(1.5)%	3.5%	4.7%	3.2%
International	6.7%	18.6%	8.4%	13.1%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$695	686	1.4%	1.4%	—%
Intl	825	798	3.4	12.2	(8.8)
WW	1,519	1,484	2.5	7.2	(4.7)

SKIN HEALTH / BEAUTY
US	591	569	3.7	3.7	—
Intl	535	555	(3.6)	6.2	(9.8)
WW	1,126	1,124	0.1	5.0	(4.9)

ORAL CARE
US	158	150	5.2	5.2	—
Intl	217	248	(12.4)	(4.3)	(8.1)
WW	375	398	(5.8)	(0.7)	(5.1)

BABY CARE
US	91	95	(4.0)	(4.0)	—
Intl	283	296	(4.5)	3.4	(7.9)
WW	375	391	(4.3)	1.6	(5.9)

WOMEN'S HEALTH
US	2	3	(22.0)	(22.0)	—
Intl	222	229	(2.7)	8.4	(11.1)
WW	225	232	(3.0)	7.9	(10.9)

WOUND CARE / OTHER
US	122	122	(0.2)	(0.2)	—
Intl	53	61	(11.4)	(7.1)	(4.3)
WW	176	182	(3.9)	(2.5)	(1.4)

TOTAL CONSUMER HEALTH
US	1,659	1,625	2.1	2.1	—
Intl	2,136	2,187	(2.3)	6.7	(9.0)
WW	$3,795	3,812	(0.4)%	4.7%	(5.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,876	2,771	3.8%	3.8%	—%
Intl	1,411	1,480	(4.7)	8.9	(13.6)
WW	4,287	4,250	0.9	5.6	(4.7)
REMICADE
US	350	480	(27.0)	(27.0)	—
US Exports (4)	39	47	(16.9)	(16.9)	—
Intl	169	234	(27.8)	(22.8)	(5.0)
WW	558	761	(26.6)	(25.1)	(1.5)
SIMPONI / SIMPONI ARIA
US	298	295	0.9	0.9	—
Intl	248	276	(10.4)	3.0	(13.4)
WW	545	571	(4.6)	1.9	(6.5)
STELARA
US	1,655	1,569	5.5	5.5	—
Intl	794	809	(1.9)	12.9	(14.8)
WW	2,449	2,378	3.0	8.0	(5.0)
TREMFYA
US	530	376	40.7	40.7	—
Intl	200	161	24.6	44.5	(19.9)
WW	729	537	35.9	41.9	(6.0)
OTHER IMMUNOLOGY
US	5	3	*	*	—
Intl	0	0	*	*	*
WW	5	3	*	*	*

INFECTIOUS DISEASES
US	390	679	(42.7)	(42.7)	—
Intl	905	698	29.7	49.1	(19.4)
WW	1,295	1,378	(6.0)	3.8	(9.8)
COVID-19 VACCINE
US	0	270	*	*	—
Intl	489	233	*	*	*
WW	489	502	(2.7)	13.1	(15.8)
EDURANT / rilpivirine
US	9	12	(27.1)	(27.1)	—
Intl	237	247	(4.2)	9.8	(14.0)
WW	245	259	(5.2)	8.2	(13.4)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	372	380	(2.2)	(2.2)	—
Intl	112	137	(17.9)	(6.3)	(11.6)
WW	485	517	(6.4)	(3.3)	(3.1)
OTHER INFECTIOUS DISEASES
US	10	18	(46.4)	(46.4)	—
Intl	68	82	(17.1)	(10.8)	(6.3)
WW	77	99	(22.4)	(17.2)	(5.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$919	835	10.0%	10.0%	—%
Intl	763	845	(9.9)	1.8	(11.7)
WW	1,681	1,680	0.0	5.9	(5.9)
CONCERTA / methylphenidate
US	41	35	19.3	19.3	—
Intl	117	122	(4.4)	8.0	(12.4)
WW	158	157	0.8	10.5	(9.7)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	684	648	5.3	5.3	—
Intl	348	355	(2.3)	12.2	(14.5)
WW	1,031	1,004	2.6	7.8	(5.2)
RISPERDAL CONSTA
US	67	71	(6.1)	(6.1)	—
Intl	52	69	(24.2)	(11.3)	(12.9)
WW	119	140	(14.9)	(8.6)	(6.3)
OTHER NEUROSCIENCE
US	127	81	57.2	57.2	—
Intl	246	298	(17.9)	(10.0)	(7.9)
WW	374	379	(1.9)	4.3	(6.2)

ONCOLOGY
US	1,812	1,525	18.8	18.8	—
Intl	2,252	2,140	5.2	20.9	(15.7)
WW	4,064	3,665	10.9	20.0	(9.1)
DARZALEX
US	1,097	841	30.3	30.3	—
Intl	955	739	29.3	48.2	(18.9)
WW	2,052	1,580	29.8	38.7	(8.9)
ERLEADA
US	254	214	19.1	19.1	—
Intl	235	130	*	*	*
WW	490	344	42.2	51.2	(9.0)
IMBRUVICA
US	353	413	(14.6)	(14.6)	—
Intl	559	654	(14.6)	(2.5)	(12.1)
WW	911	1,066	(14.6)	(7.2)	(7.4)
ZYTIGA / abiraterone acetate
US	16	25	(33.1)	(33.1)	—
Intl	440	523	(15.9)	(1.2)	(14.7)
WW	456	548	(16.7)	(2.6)	(14.1)
OTHER ONCOLOGY
US	92	32	*	*	—
Intl	64	94	(32.1)	(22.6)	(9.5)
WW	155	126	23.1	30.2	(7.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$604	610	(1.1)%	(1.1)%	—%
Intl	247	258	(3.8)	12.5	(16.3)
WW	852	868	(1.9)	3.0	(4.9)
OPSUMIT
US	289	299	(3.4)	(3.4)	—
Intl	152	159	(4.7)	11.6	(16.3)
WW	441	458	(3.9)	1.8	(5.7)
UPTRAVI
US	283	265	6.6	6.6	—
Intl	50	44	14.2	29.5	(15.3)
WW	333	309	7.7	9.9	(2.2)
OTHER PULMONARY HYPERTENSION
US	33	47	(29.5)	(29.5)	—
Intl	46	54	(15.7)	1.2	(16.9)
WW	78	101	(22.1)	(12.9)	(9.2)

CARDIOVASCULAR / METABOLISM / OTHER
US	837	800	4.5	4.5	—
Intl	198	241	(17.5)	(8.8)	(8.7)
WW	1,034	1,041	(0.6)	1.4	(2.0)
XARELTO
US	689	636	8.4	8.4	—
Intl	—	—	—	—	—
WW	689	636	8.4	8.4	—
INVOKANA / INVOKAMET
US	49	66	(25.8)	(25.8)	—
Intl	60	67	(11.0)	(2.5)	(8.5)
WW	109	133	(18.4)	(14.1)	(4.3)
OTHER
US	98	98	(0.1)	(0.1)	—
Intl	138	173	(20.0)	(11.3)	(8.7)
WW	236	271	(12.8)	(7.3)	(5.5)

TOTAL PHARMACEUTICAL
US	7,438	7,221	3.0	3.0	—
Intl	5,776	5,661	2.0	16.7	(14.7)
WW	$13,214	12,882	2.6%	9.0%	(6.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$547	444	23.2%	23.2%	—%
Intl	513	513	0.0	13.0	(13.0)
WW	1,060	957	10.8	17.7	(6.9)

ORTHOPAEDICS
US	1,309	1,249	4.8	4.8	—
Intl	785	843	(6.9)	4.6	(11.5)
WW	2,095	2,093	0.1	4.7	(4.6)

HIPS
US	228	209	9.1	9.1	—
Intl	124	146	(15.1)	(4.5)	(10.6)
WW	352	355	(0.9)	3.5	(4.4)

KNEES
US	203	184	9.8	9.8	—
Intl	115	131	(12.8)	(2.1)	(10.7)
WW	317	316	0.4	4.9	(4.5)

TRAUMA
US	473	455	3.8	3.8	—
Intl	244	260	(6.0)	6.5	(12.5)
WW	717	715	0.2	4.8	(4.6)

SPINE, SPORTS & OTHER
US	406	401	1.3	1.3	—
Intl	303	306	(1.1)	10.2	(11.3)
WW	708	706	0.3	5.2	(4.9)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	THIRD QUARTER
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5) (Continued)

SURGERY
US	$984	948	3.7	3.7	—%
Intl	1,439	1,457	(1.2)	9.3	(10.5)
WW	2,422	2,405	0.7	7.1	(6.4)

ADVANCED
US	457	440	3.8	3.8	—
Intl	701	705	(0.4)	9.8	(10.2)
WW	1,158	1,144	1.2	7.5	(6.3)

GENERAL
US	527	508	3.6	3.6	—
Intl	737	752	(2.0)	8.8	(10.8)
WW	1,264	1,261	0.3	6.7	(6.4)

VISION
US	517	475	8.8	8.8	—
Intl	689	714	(3.5)	8.4	(11.9)
WW	1,206	1,189	1.4	8.6	(7.2)

CONTACT LENSES / OTHER
US	405	359	12.6	12.6	—
Intl	503	522	(3.6)	9.5	(13.1)
WW	908	882	3.0	10.8	(7.8)
SURGICAL
US	112	117	(3.2)	(3.2)	—
Intl	186	191	(3.3)	5.6	(8.9)
WW	298	308	(3.2)	2.3	(5.5)

TOTAL MEDTECH
US	3,356	3,117	7.7	7.7	—
Intl	3,426	3,527	(2.9)	8.5	(11.4)
WW	$6,782	6,644	2.1%	8.1%	(6.0)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2) (3)

OTC
US	$2,028	1,960	3.5%	3.5%	—%
Intl	2,434	2,223	9.5	16.3	(6.8)
WW	4,462	4,183	6.7	10.3	(3.6)

SKIN HEALTH / BEAUTY
US	1,764	1,862	(5.3)	(5.3)	—
Intl	1,500	1,595	(6.0)	1.5	(7.5)
WW	3,264	3,457	(5.6)	(2.2)	(3.4)

ORAL CARE
US	471	478	(1.5)	(1.5)	—
Intl	664	762	(12.8)	(7.2)	(5.6)
WW	1,135	1,240	(8.5)	(5.0)	(3.5)

BABY CARE
US	264	288	(8.2)	(8.2)	—
Intl	840	879	(4.4)	0.8	(5.2)
WW	1,105	1,167	(5.4)	(1.5)	(3.9)

WOMEN'S HEALTH
US	9	9	(2.8)	(2.8)	—
Intl	674	675	(0.1)	8.0	(8.1)
WW	684	684	(0.1)	7.8	(7.9)

WOUND CARE / OTHER
US	366	390	(6.0)	(6.0)	—
Intl	170	186	(8.2)	(5.4)	(2.8)
WW	537	575	(6.7)	(5.8)	(0.9)

TOTAL CONSUMER HEALTH
US	4,903	4,987	(1.7)	(1.7)	—
Intl	6,283	6,320	(0.6)	6.0	(6.6)
WW	$11,186	11,307	(1.1)%	2.6%	(3.7)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$8,230	7,932	3.8%	3.8%	—%
Intl	4,587	4,464	2.8	12.9	(10.1)
WW	12,817	12,395	3.4	7.1	(3.7)
REMICADE
US	1,099	1,508	(27.1)	(27.1)	—
US Exports (4)	163	197	(17.2)	(17.2)	—
Intl	606	721	(16.0)	(11.9)	(4.1)
WW	1,868	2,426	(23.0)	(21.8)	(1.2)
SIMPONI / SIMPONI ARIA
US	886	840	5.4	5.4	—
Intl	797	877	(9.2)	0.4	(9.6)
WW	1,682	1,717	(2.0)	2.9	(4.9)
STELARA
US	4,766	4,396	8.4	8.4	—
Intl	2,571	2,404	6.9	18.2	(11.3)
WW	7,336	6,800	7.9	11.9	(4.0)
TREMFYA
US	1,303	975	33.6	33.6	—
Intl	613	459	33.7	49.0	(15.3)
WW	1,916	1,434	33.6	38.5	(4.9)
OTHER IMMUNOLOGY
US	14	15	(3.5)	(3.5)	—
Intl	0	3	*	*	*
WW	14	18	(19.3)	(19.3)	0.0

INFECTIOUS DISEASES
US	1,266	1,635	(22.6)	(22.6)	—
Intl	2,642	1,758	50.3	67.1	(16.8)
WW	3,908	3,394	15.2	23.9	(8.7)
COVID-19 VACCINE
US	120	421	(71.5)	(71.5)	—
Intl	1,370	346	*	*	*
WW	1,490	766	*	*	*
EDURANT / rilpivirine
US	27	31	(14.5)	(14.5)	—
Intl	691	733	(5.7)	4.8	(10.5)
WW	718	764	(6.1)	4.0	(10.1)
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	1,096	1,128	(2.9)	(2.9)	—
Intl	354	440	(19.5)	(11.2)	(8.3)
WW	1,450	1,568	(7.5)	(5.2)	(2.3)
OTHER INFECTIOUS DISEASES
US	24	55	(57.2)	(57.2)	—
Intl	228	240	(5.0)	0.2	(5.2)
WW	251	295	(14.8)	(10.6)	(4.2)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,658	2,448	8.6%	8.6%	—%
Intl	2,498	2,751	(9.2)	(0.6)	(8.6)
WW	5,156	5,199	(0.8)	3.7	(4.5)
CONCERTA / methylphenidate
US	114	117	(2.2)	(2.2)	—
Intl	362	372	(2.6)	6.5	(9.1)
WW	476	489	(2.5)	4.4	(6.9)
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	2,036	1,882	8.1	8.1	—
Intl	1,097	1,111	(1.3)	9.4	(10.7)
WW	3,132	2,994	4.6	8.6	(4.0)
RISPERDAL CONSTA
US	195	210	(7.1)	(7.1)	—
Intl	178	242	(26.3)	(17.0)	(9.3)
WW	373	452	(17.4)	(12.4)	(5.0)
OTHER NEUROSCIENCE
US	313	239	31.1	31.1	—
Intl	861	1,026	(16.2)	(10.2)	(6.0)
WW	1,174	1,265	(7.3)	(2.4)	(4.9)

ONCOLOGY
US	5,073	4,364	16.2	16.2	—
Intl	6,983	6,406	9.0	20.8	(11.8)
WW	12,056	10,770	11.9	19.0	(7.1)
DARZALEX
US	3,071	2,302	33.4	33.4	—
Intl	2,823	2,076	36.0	50.8	(14.8)
WW	5,894	4,378	34.6	41.6	(7.0)
ERLEADA
US	693	578	20.0	20.0	—
Intl	647	329	*	*	*
WW	1,340	907	47.7	54.9	(7.2)
IMBRUVICA
US	1,072	1,311	(18.3)	(18.3)	—
Intl	1,847	1,996	(7.5)	1.9	(9.4)
WW	2,918	3,307	(11.8)	(6.1)	(5.7)
ZYTIGA / abiraterone acetate
US	54	96	(43.4)	(43.4)	—
Intl	1,446	1,653	(12.5)	(1.9)	(10.6)
WW	1,500	1,749	(14.2)	(4.2)	(10.0)
OTHER ONCOLOGY
US	183	76	*	*	—
Intl	220	352	(37.5)	(31.2)	(6.3)
WW	403	428	(5.9)	(0.8)	(5.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$1,736	1,778	(2.4)%	(2.4)%	—%
Intl	810	821	(1.3)	10.5	(11.8)
WW	2,547	2,599	(2.0)	1.7	(3.7)
OPSUMIT
US	827	861	(4.0)	(4.0)	—
Intl	495	510	(3.0)	8.7	(11.7)
WW	1,322	1,371	(3.6)	0.7	(4.3)
UPTRAVI
US	824	792	3.9	3.9	—
Intl	162	135	20.4	32.1	(11.7)
WW	986	927	6.3	8.0	(1.7)
OTHER PULMONARY HYPERTENSION
US	86	125	(31.3)	(31.3)	—
Intl	154	176	(13.0)	(1.0)	(12.0)
WW	239	301	(20.5)	(13.5)	(7.0)

CARDIOVASCULAR / METABOLISM / OTHER
US	2,266	2,379	(4.8)	(4.8)	—
Intl	651	727	(10.4)	(3.8)	(6.6)
WW	2,916	3,106	(6.1)	(4.5)	(1.6)
XARELTO
US	1,806	1,794	0.7	0.7	—
Intl	—	—	—	—	—
WW	1,806	1,794	0.7	0.7	—
INVOKANA / INVOKAMET
US	164	249	(34.1)	(34.1)	—
Intl	193	194	(0.6)	6.1	(6.7)
WW	357	443	(19.5)	(16.6)	(2.9)
OTHER
US	295	336	(12.2)	(12.2)	—
Intl	458	533	(14.0)	(7.3)	(6.7)
WW	753	869	(13.3)	(9.2)	(4.1)

TOTAL PHARMACEUTICAL
US	21,229	20,536	3.4	3.4	—
Intl	18,171	16,927	7.3	18.5	(11.2)
WW	$39,400	37,463	5.2%	10.2%	(5.0)%
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2) (3) (5)

INTERVENTIONAL SOLUTIONS
US	$1,566	1,353	15.7%	15.7%	—%
Intl	1,636	1,599	2.3	11.1	(8.8)
WW	3,202	2,952	8.5	13.2	(4.7)

ORTHOPAEDICS
US	3,936	3,821	3.0	3.0	—
Intl	2,504	2,611	(4.1)	4.3	(8.4)
WW	6,440	6,433	0.1	3.5	(3.4)

HIPS
US	693	651	6.5	6.5	—
Intl	437	451	(3.3)	4.6	(7.9)
WW	1,129	1,102	2.5	5.7	(3.2)

KNEES
US	620	579	6.9	6.9	—
Intl	386	403	(4.4)	3.7	(8.1)
WW	1,005	983	2.3	5.6	(3.3)

TRAUMA
US	1,412	1,352	4.4	4.4	—
Intl	749	805	(7.0)	2.3	(9.3)
WW	2,161	2,157	0.2	3.6	(3.4)

SPINE, SPORTS & OTHER
US	1,211	1,239	(2.2)	(2.2)	—
Intl	933	952	(2.0)	6.1	(8.1)
WW	2,144	2,190	(2.1)	1.4	(3.5)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	NINE MONTHS
			% Change
	2022	2021	Reported	Operational (1)	Currency
MEDTECH SEGMENT (2)(3)(5) (Continued)

SURGERY
US	$2,897	2,881	0.5%	0.5%	—%
Intl	4,410	4,418	(0.2)	7.3	(7.5)
WW	7,306	7,299	0.1	4.6	(4.5)

ADVANCED
US	1,328	1,304	1.8	1.8	—
Intl	2,132	2,126	0.3	7.2	(6.9)
WW	3,460	3,430	0.9	5.2	(4.3)

GENERAL
US	1,569	1,577	(0.5)	(0.5)	—
Intl	2,277	2,292	(0.6)	7.3	(7.9)
WW	3,846	3,869	(0.6)	4.1	(4.7)

VISION
US	1,534	1,414	8.5	8.5	—
Intl	2,170	2,103	3.2	12.9	(9.7)
WW	3,704	3,517	5.3	11.1	(5.8)

CONTACT LENSES / OTHER
US	1,179	1,082	9.0	9.0	—
Intl	1,533	1,525	0.5	11.1	(10.6)
WW	2,712	2,607	4.0	10.2	(6.2)
SURGICAL
US	355	333	6.8	6.8	—
Intl	637	577	10.3	17.6	(7.3)
WW	992	910	9.0	13.6	(4.6)

TOTAL MEDTECH
US	9,932	9,470	4.9	4.9	—
Intl	10,719	10,731	(0.1)	8.2	(8.3)
WW	$20,651	20,201	2.2%	6.6%	(4.4)%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales
(5) Previously referred to as Medical Devices

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	THIRD QUARTER
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$7,438	7,221	3.0%	3.0	-
International	5,776	5,661	2.0	16.7	(14.7)
Worldwide	13,214	12,882	2.6	9.0	(6.4)

COVID-19 Vaccine
U.S.	0	270	*	*	-
International	489	233	*	*	*
Worldwide	489	502	(2.7)	13.1	(15.8)

Pharmaceutical excluding COVID-19 Vaccine
U.S.	7,438	6,951	7.0	7.0	-
International	5,287	5,429	(2.6)	11.3	(13.9)
Worldwide	12,725	12,380	2.8	8.9	(6.1)

Worldwide
U.S.	12,453	11,963	4.1	4.1	-
International	11,338	11,375	(0.3)	12.3	(12.6)
Worldwide	23,791	23,338	1.9	8.1	(6.2)

COVID-19 Vaccine
U.S.	0	270	*	*	-
International	489	233	*	*	*
Worldwide	489	502	(2.7)	13.1	(15.8)

Worldwide
U.S.	12,453	11,693	6.5	6.5	-
International	10,849	11,143	(2.6)	9.5	(12.1)
Worldwide excluding COVID-19 Vaccine	$23,302	22,836	2.0%	8.0	(6.0)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful

Supplemental Sales Reconciliation (Unaudited)
(Dollars in Millions)

	NINE MONTHS
			Percent Change
	2022	2021	Total	Operations	Currency

Pharmaceutical
U.S.	$21,229	20,536	3.4%	3.4	-
International	18,171	16,927	7.3	18.5	(11.2)
Worldwide	39,400	37,463	5.2	10.2	(5.0)

COVID-19 Vaccine
U.S.	120	421	(71.5)	(71.5)	-
International	1,370	346	*	*	*
Worldwide	1,490	766	*	*	*

Pharmaceutical excluding COVID-19 Vaccine
U.S.	21,109	20,115	4.9	4.9	-
International	16,801	16,582	1.3	11.7	(10.4)
Worldwide	37,910	36,697	3.3	8.0	(4.7)

Worldwide
U.S.	36,064	34,993	3.1	3.1	-
International	35,173	33,978	3.5	12.9	(9.4)
Worldwide	71,237	68,971	3.3	7.9	(4.6)

COVID-19 Vaccine
U.S.	120	421	(71.5)	(71.5)	-
International	1,370	346	*	*	*
Worldwide	1,490	766	*	*	*

Worldwide
U.S.	35,944	34,572	4.0	4.0	-
International	33,803	33,633	0.5	9.5	(9.0)
Worldwide excluding COVID-19 Vaccine	$69,747	68,205	2.3%	6.7	(4.4)

Note: Columns and rows within tables may not add due to rounding

* Percentage greater than 100% or not meaningful